T. ROWE PRICE
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Growth & Income Fund, Inc.

 Supplement to prospectus dated May 1, 2000
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   Effective December 31, 2000, the Portfolio Management paragraph on page 13 of the prospectus will be replaced with the following:

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Robert W. Sharps, Chairman, Stephen W. Boesel, Arthur B. Cecil III, Giri Devulapally, Michael W. Holton, Stephen C. Jansen, Robert W. Smith, and R. Candler Young. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Sharps was elected chairman of the fund's committee in 2000. He joined T. Rowe Price in 1997 and has been responsible for the coverage of financial services stocks, with an emphasis on the banking and brokerage industries. Prior to joining T. Rowe Price he was a Senior Consultant at KPMG Peat Marwick from 1993 to 1995 and attended the Wharton School of Business from 1995-1997.

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 The date of this supplement is January 5, 2001.
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                                                                F54-041   1/5/01